February 27, 2018

DREYFUS INTERMEDIATE MUNICIPAL BOND FUND, INC.

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus).

The fund's primary portfolio managers are Thomas Casey and Daniel Rabasco, positions they have held since November 2011 and February 2018, respectively.  Mr. Casey is a Director and Senior Portfolio Manager at BNY Mellon Asset Management North America Corporation (BNY Mellon AMNA), an affiliate of Dreyfus.  Mr. Rabasco is a Managing Director and Head of Municipal Bonds at BNY Mellon AMNA.  Messrs. Casey and Rabasco also are employees of Dreyfus.

The following information supersedes and replaces the third paragraph in "Fund Details – Management" in the prospectus:

The fund's primary portfolio managers are Thomas Casey and Daniel Rabasco, positions they have held since November 2011 and February 2018, respectively.  Messrs. Casey and Rabasco are employees of Dreyfus and BNY Mellon AMNA and are jointly and primarily responsible for managing the fund’s portfolio.  BNY Mellon AMNA is a specialist multi-asset investment manager formed by the combination of certain BNY Mellon affiliated investment management firms, effective January 31, 2018.  Mr. Casey is Director and Senior Portfolio Manager at BNY Mellon AMNA and joined BNY Mellon AMNA or a predecessor company in 1993.  Mr. Casey also manages other national and state-specific municipal bond funds managed by Dreyfus, where he has been employed since December 2008. Mr. Rabasco is a Managing Director and Head of Municipal Bonds at BNY Mellon AMNA and joined BNY Mellon AMNA or a predecessor company in 1998.  Mr. Rabasco also manages other municipal bond funds managed by Dreyfus, where he has been employed since February 2012.  Messrs.  Casey and Rabasco manage the fund in their capacity as employees of Dreyfus.

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